SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 2, 2007

PREMIERE GLOBAL SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Georgia
(State or Other Jurisdiction of Incorporation)

001-13577	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326
(Address of Principal Executive Offices)	(Zip Code)

404-262-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On February 2, 2007, the United States Court of Appeals for the Eleventh Circuit affirmed the district court’s granting of Premiere Global Services. Inc.’s motion for summary judgment in a lawsuit alleging violations of securities laws filed in November 1998 against us and certain of our officers and directors by plaintiffs who acquired our common stock in connection with our acquisition of Xpedite Systems, Inc. (n/k/a Xpedite Systems, LLC). Plaintiffs were seeking undisclosed damages together with pre-and post-judgment interest, punitive damages, costs and attorneys’ fees.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date: February 7, 2007	By: /s/ L. Scott Askins
L. Scott Askins
Senior Vice President – Legal, General
Counsel and Secretary